EXHIBIT 99.2

Bio Balance, Corp. and Subsidiary
(A Development Stage Company)	Notes to Financial Statements
Nine Months Ended September 30, 2011

BIOBALANCE CORP & SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE 1	CONDENSED CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2011 (UNAUDITED) AND AS OF DECEMBER 31, 2010

PAGE 2	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010 (UNAUDITED), AND FOR THE PERIOD FROM MAY 21, 2001 (INCEPTION) TO SEPTEMBER 30, 2011 (UNAUDITED)

PAGE 3	STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICENCY) FOR THE PERIOD FROM MAY 21, 2001 (INCEPTION) TO SEPTMEBER 30, 2011 (UNAUDITED)

PAGE 4	STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED SEPTMEBER 30, 2011 AND 2010 (UNAUDITED), AND FOR THE PERIOD FROM MAY 21 2001 (INCEPTION) TO SEPTEMBER 30, 2011 (UNAUDITED)

PAGE 5-9	NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Bio Balance Corp and Subsidiary
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

ASSETS
	As of September 30	As of December 31
	2011	2010
CURRENT ASSETS	(Unaudited)
Cash	$-	$137,393
Prepaid expenses	4,247	4,247

TOTAL CURRENT ASSETS	4,247	141,640

TOTAL ASSETS	$4,247	$141,640

LIABILITIES AND DEFICIENCY

CURRENT LIABILITIES
Accounts payable	$25,000	$39,599
Due to Parent	-	23,771,063
Accrued expenses and other current liabilities	-	133

TOTAL CURRENT LIABILITIES	25,000	23,810,795

DEFICIENCY
Common stock, $0.0001 par value, 75,000,000 shares authorized, and 21,443,821 shares issued and outstanding	2,112	2,112
Additional paid in capital	30,780,509	6,843,778
Accumulated deficit - during developmental stage	(30,803,374)	(30,075,741)
Total Biobalance Corp and Subsidary Stockholder Deficiency	(20,753)	(23,229,851)

Non- Controlling Interest in Subsidary		(439,304)
TOTAL DEFICIENCY	(20,753)	(23,669,155)

TOTAL LIABILITIES AND DEFICIENCY	$4,247	$141,640

See accompanying notes to Unaudited Consolidated financial statements.

Bio Balance Corp and Subsidiary
(A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

			May 21,2001
	For the Nine Months Ended September 30,		(Inception) to September 30,
	2011	2010	2011
OPERATING EXPENSES
Product Development	$12,139	$118,336	$5,909,896
Consulting Fees	34,223	461,886	4,598,275
Professional Fees			4,156,737
Compensation and Related Expenses		180,197	5,589,950
General and administrative	233,623	50,904	3,978,411
Impairment Expense	447,798		3,903,078
Settelement Expenses			701,467
Amortization & Depreciation Expense		2,375	2,558,635
Total Operating Expenses	727,783	813,698	31,396,449

OPERATING LOSS BEFORE PROVISION FOR INCOME TAXES	(727,783)	(813,698)	(31,396,449)

OTHER INCOME (EXPENSES)
Interest income	569	7,019	108,063
Interest expense	(77)	(30)	(68,764)
Total Other Income (Expenses)	492	6,989	39,299

OPERATING LOSS BEFORE PROVISION FOR INCOME TAXES	(727,291)	(806,709)	(31,357,150)
Provision for Income Taxes	342	250	85,528

NET LOSS	(727,633)	(806,959)	(31,442,678)

LESS: NET LOSS ATTRIBUTABLE TO NON CONTROLLING INTEREST OF SUBISDARY	-	197,996	639,304

NET LOSS AFTER NON CONTROLLING INTEREST OF SUBISDARY	$(727,633)	$(608,963)	$(30,803,374)

NET LOSS PER SHARE-BASIC AND DILUTED	$(0.03)	$(0.03)	$(1.44)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE YEAR BASIC AND DILUTED	21,443,821	21,443,821	21,443,821

See accompanying notes to Unaudited Consolidated financial statements.

BIO BALANCE CORP. AND SUBSIDARY
( A DEVELOPMENT STAGE COMPANY)
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY ( DEFICENCY)
FOR THE PERIOD MAY 31, 2001 (INCEPTION) TO SEPTEMBER 30, 2011
(UNAUDITED)

	Preferred Stock		Common Stock		Additional Paid-In	Accumulated Deficit - Development	Non-Controlling Interest in	Total Stockholders' Equity /
	Shares	Amount	Shares	Amount	Capital	Stage	Subsidiary	(Deficiency)

BALANCE, May 21, 2001 (Inception)	-	$-	-	$-	$-	$-	$	$-
Common stock issued to founders ($0.001 /sh)			8,896,709	890				890
Common stock issued for cash ($0.03 /sh) net			8,783,952	845	247,462			248,307
Common stock issued for services ($0.03 /sh)			550,000	55	16,445			16,500
Common stock issued for cash ($1.50 /sh) net			400,000	40	587,377			587,417
Common stock issued for services ($1.50 /sh)			40,000	4	59,996			60,000
Common stock issued for for asset acquisition ($1.50/sh)			990,000	99	1,484,901			1,485,000
Warrants issued for future services					26,000			26,000
Common stock issued for cash ($3.00 /sh) net			367,333	37	851,452			851,489
Net loss, for the year ended December 31, 2001						(452,170)		(452,170)
								-
Common stock issued for cash ($2.00 /sh) net			425,000	43	813,256			813,299
Common stock issued for cash ($3.00 /sh) net			914,240	91	2,429,253			2,429,344
Common stock issued for cash ($3.36 /sh) net			46,587	5	154,329			154,334
Common stock issued for cash ($3.90 /sh) net			30,000	3	100,857			100,860
Warrants issued for future services					72,450			72,450
Net loss, for the year ended December 31, 2002						(1,399,057)		(1,399,057)
Net loss, for the year ended December 31, 2003						(4,583,053)		(4,583,053)
Net loss, for the year ended December 31, 2004						(6,422,907)		(6,422,907)
Net loss, for the year ended December 31, 2005						(6,845,850)		(6,845,850)
Net loss, for the year ended December 31, 2006						(5,492,072)		(5,492,072)
Net loss, for the year ended December 31, 2007						(2,746,705)		(2,746,705)
Minority interest in consolidated subsidiary							200,000	200,000
Net loss, for the year ended December 31, 2008						(151,535)	(82,510)	(234,045)
BALANCE, January 1, 2009	-	$-	21,443,821	$2,112	$6,843,778	$(28,093,349)	$117,490	$(21,129,969)
						-
Sale of common stock -Founders $.001 per share	-	-		-	-	-		-

Sale of common stock - private placement $.003 per share	-	-		-	-	-		-

Net loss, for the year ended December 31, 2009	-	-	-	-	-	(1,120,787)	(319,160)	(1,439,947)

BALANCE, December 31, 2009	-	-	21,443,821	2,112	6,843,778	$(29,214,136)	(201,670)	(22,569,916)

Imputed Compensation	-	-	-	-		-		-

Common stock issued for services	-	-				-		-

Cash received from issuance of common stock	-	-	-	-	-	-

Net loss, for the year ended December 31, 2010	-	-	-	-	-	(861,605)	(237,634)	(1,099,239)

BALANCE, DECEMBER 31, 2010	-	$-	21,443,821	$2,112	$6,843,778	$(30,075,741)	$(439,304)	$(23,669,155)

Imputed Compensation	-	-	-	-		-		-

Common stock issued for services	-	-				-		-

Due to affliate loan forgiven					23,936,731			23,936,731

Purchase of Non- Controlling Interest	-	-	-	-	-	-	439,304	439,304

Net loss, for the nine months ended September 30, 2011	-	-	-	-	-	(727,633)		(727,633)

BALANCE, SEPTEMBER 30, 2011	-	$-	21,443,821	$2,112	$30,780,509	$(30,803,374)	$-	$(20,753)

See accompanying notes to Unaudited Consolidated financial statements.

Bio Balance Corp and Subsidiary
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(UNAUDITED)

			For the Period
			May 21, 2001
	For the Nine Months Ended Ended September 30,		(Inception) to September 30,
	2011	2010	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, inclusive of noncontrolling interest in subsidiary	$(727,633)	$(806,959)	$(31,442,678)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization		2,375	2,633,002
Impairment of intangible asset	439,304		3,903,078
Non-cash compensation			174,950
Changes in operating assets and liabilities:
(Increase) in prepaid expenses	-	-	(4,247)
Increase (decrease) in accounts payable	25,000	(8,743)	25,000
(Decrease) in contingency			-
Increase (decrease) in accrued expenses and other current liabilities	-	(52,901)	-
Net Cash Used In Operating Activities	(263,329)	(866,228)	(24,710,895)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Investment in NYHC	-	-
Purchase of patents	-	(23,341)	(4,611,776)

Net Cash Used In Investing Activities	-	(23,341)	(4,611,776)

CASH FLOWS FROM FINANCING ACTIVITIES:
Subscriptions receivable
Proceeds from issuance of common stock			5,385,940
Increase (decrease) due to affiliated party	125,936	14,065	23,936,731

Repayment of notes payable - related party
Net Cash Provided By Financing Activities	125,936	14,065	29,322,671

NET INCREASE (DECREASE ) IN CASH	(137,393)	(875,504)	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	137,393	1,288,891	0

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$-	$413,387	$-

Cash paid for interest expense	$27	$30	$108,063
Cash paid for Income Taxes	$1,324	$250	$85,528

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND FINANCING ACTIVITIES

Due to Affiliate - Loan Forgiven	$23,936,731		$23,936,731

See accompanying notes to Unaudited Consolidated financial statements.

Bio Balance, Corp. and Subsidiary
(A Development Stage Company)	Notes to Financial Statements
Nine Months Ended September 30, 2011 (Unaudited)

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and basis of consolidation and presentation -

BioBalance Corp. ("BioBalance"), a development stage entity, was formed during May 2001 in the State of Delaware. BioBalance is a biopharmaceutical company focused on the development of treatments for gastrointestinal diseases that are poorly addressed by current therapies. BioBalance is currently pursuing prescription drug development of its lead product, PROBACTRIX® for the prevention of pouchitis. On March 24, 2006, the Company received approval from the Food and Drug Administration (the "FDA") to start Phase II clinical trials. There can be no assurance that BioBalance will be successful in obtaining regulatory approval or in marketing any such products.

On January 2, 2003, BioBalance consummated a business combination with New York Health Care, Inc., a public company. As a result of the merger, BioBalance shareholders exchanged all of their BioBalance shares for 21,443,821 shares of common stock of New York Health Care. Because the former BioBalance shareholders own a majority of the common stock (89.7%) of the merged company, BioBalance was considered to be the accounting acquirer in the transaction (see note 3).

Biobalance, LLC (“LLC”), a Delaware limited liability company was formed in July 2008. Upon the formation of the LLC, Biobalance transferred its intellectual property into the LLC. Pursuant to an agreement with a claimant (See Note 4), Biobalance transferred a 1/3 interest in LLC as settlement of a claim against Biobalance and the parent company of Biobalance, New York Health care, Inc.

The consolidated entity, collectively referred to, unless the context otherwise requires, as the “Company”, “we”, “our” or similar pronouns, includes Biobalance and LLC which is 66-2/3% owned by Biobalance through September 6, 2011 and 100% from September 7, 2011 to September 30, 2011 when the remaining 33-1/3% was purchased for future indemnification payment of up to $75,000.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s recurring losses and negative working capital raises substantial doubt about its ability to continue as a going concern. As of September 30,2011 the Company has not emerged from the development stage. In view of these matters, recoverability of any asset amounts shown in the accompanying financial statements is dependent upon the Company's ability to begin operations and to achieve a level of profitability. Since inception, the Company has financed its activities from the sale of equity securities, and obtaining loans from its parent, New York Health Care, Inc, no activity has taken place during the current period.The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission for interim financial information.  Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion however, that all material adjustments (consisting of normal recurring adjustments) have been made, which are necessary for a fair financial statements presentation.  The results for the interim period are not necessarily indicative of the results to be expected for the year.

Bio Balance, Corp. and Subsidiary
(A Development Stage Company)	Notes to Financial Statements
Nine Months Ended September 30, 2011 (Unaudited)

Cash and equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

Goodwill and other intangible assets

ASC topic 350 of the Accounting Standards Codification, "Intangibles - Goodwill and Other " requires that goodwill and intangible assets having indefinite lives not be amortized, but instead be tested for impairment at least annually. Intangible assets determined to have definite lives are amortized over their remaining useful lives.

Income Taxes

The Company adopted FASB ASC 740, Income Taxes, at its inception. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. No deferred tax assets or liabilities were recognized as of September 30, 2011.

Uncertain Tax Positions

The Company adopted the provisions of Accounting for Uncertainty in Income Taxes (“Uncertain Tax Positions”) of the ASC. Uncertain Tax Positions prescribes recognition thresholds that must be met before a tax position is recognized in the financial statements and provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Under “Uncertain Tax Positions”, an entity may only recognize or continue to recognize tax positions that meet a ““more-than-likely-than-not” threshold. All related interest and penalties would be expensed as incurred. The Company has evaluated its tax position for the period ended December 31, 2010 and 2009 and such evaluation did not require a material adjustment to the financial statements. The returns as filed are consolidated returns and are subject to audit by the Internal Revenue Service and New York State Department of Finance.

Bio Balance, Corp. and Subsidiary
(A Development Stage Company)	Notes to Financial Statements
Nine Months Ended September 30, 2011 (Unaudited)

Stock-based compensation

In December 2004, the FASB issued ASC No. 718, Compensation – Stock Compensation (“ASC 718”).  Under ASC 718, companies are required to measure the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Share-based compensation arrangements include stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans.  As such, compensation cost is measured on the date of grant at their fair value.  Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant.  The Company applies this statement prospectively.

Equity instruments (“instruments”) issued to persons other than employees are recorded on the basis of the fair value of the instruments, as required by ASC 718.  ASC No. 505, Equity Based Payments to Non-Employees(“ASC 505”) defines the measurement date and recognition period for such instruments.  In general, the measurement date is (a) when a performance commitment, as defined, is reached or (b) when the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the ASC 505.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include value of deferred tax assets and valuation of intangible assets.

Fair Value of Financial Instruments

The carrying amounts of the Company’s  accounts payable, and accrued expenses approximate fair value due to the relatively short period to maturity for  these instruments

Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of temporary cash equivalents, which from time to time exceed the federal depository insurance coverage and commercial accounts receivable. The Company has cash investment policies that restrict placement of these investments to financial institutions evaluated as highly creditworthy.

2.	Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following:

	September 30, 2011	December 31, 2010

Accounts Payable	$25,000	$39,599
Accrued Expenses		133

	$25,000	$39,732

Bio Balance, Corp. and Subsidiary
(A Development Stage Company)	Notes to Financial Statements
Nine Months Ended September 30, 2011 (Unaudited)

3.           Related Party Transactions

Certain allocated overhead and administrative expenses have been charged by NYHC, the Company’s former parent entity through September 6, 2011. These expenses generally consist of salaries and related benefits paid to corporate personnel and professional fees allocable to the Company. Allocations of personnel costs and professional fees have been based primarily on actual time spent by Company employees with respect to the operations of the Company. The Company believes that such allocation methods are reasonable.

As part of the Stock Purchase agreement advances, totaling $23,936,731 from New York Health Care, Inc were forgiven and treated as contributed capital by the Company.

On September 6, 2011, the Company’s parent  finalized a stock purchase agreement in which they sold the outstanding capital stock in BioBalance to Enterologics, Inc. “Enterologics”, a public entity related through common ownership for a purchase price comprised of  the following:

(i) $300,000, in cash
(ii) the assumption by Enterologics upto $25,000 of liabilities of Biobalance and/or Biobalance LLC, which liabilities shall be designated by the Company
(iii) a number of shares of restricted common stock of Enterologics with an aggregate fair value of $150,000, provided that the number of restricted common shares will not be less than 300,000 shares
(iv) a three-year promissory note in the original principal amount of $100,000 issued by Enterologics to our parent. The promissory note is an unsecured obligation of Enterologics that bears interest on the outstanding principal balance at the annual rate of 5%, payable semi-annually. Principal is payable in three equal annual installments of $33,333, commencing on the first anniversary of the date of issuance.

As a condition to the closing of, the BioBalance Sale NYHC purchased the 1/3 interest owned by Yitz Grossman in BioBalance, LLC (of which the Company owns the remaining 2/3) for $75,000 of indemnification expenses.

Bio Balance, Corp. and Subsidiary
(A Development Stage Company)	Notes to Financial Statements
Nine Months Ended September 30, 2011 (Unaudited)

4.	Emerald Settlement Agreement

On August 12, 2008, the Company entered into a settlement agreement (“Emerald Settlement Agreement”) with Emerald Asset Management, Inc.(“Emerald”)  and Yitz Grossman related to the resolution of disputes under a consulting agreement dated June 1, 2001 between Biobalance and Emerald relating to the consulting agreement dated June 1, 2001 between the Company and Emerald, whereby the Company settled its obligations under the Emerald Settlement Agreement

The parties agreed to the following settlement terms: termination of the prior 2006 settlement agreement among the Company, Emerald and Grossman and a release by each party of prior claims against the other; an immediate cash payment by the Company to Grossman of $650,000; and a 33-1/3% interest in BioBalance LLC, a newly formed Delaware limited liability company ("the LLC") into which BioBalance contributed its interest in intellectual property and patents (valued at $600,000 at the date of the agreement), with BioBalance retaining the remaining 66-2/3% interest in the LLC. Contemporaneously with the settlement, the LLC entered into a one-year consulting agreement with Grossman under which Grossman will be paid a base consulting fee of $180,000 and be reimbursed for approved expenses, with the opportunity to earn up to an additional $180,000 contingent on an increase in the valuation of the LLC over the agreed-upon base valuation of $628,056, based on a specified formula.

5.	Commitments and Contingencies

Cautionary Statement

BioBalance operates in a competitive environment that involves a number of risks, some of which are beyond its control. Although we believe the expectations for BioBalance are based on reasonable assumptions, we can give no assurance that our expectations will be attained. Factors that could cause actual events or results to differ materially from expected results involve both known and unknown risks. Key factors include, among others: our need to secure additional financing and at acceptable terms; the high cost and uncertainty of clinical trials and other development activities involving pharmaceutical products; the dependence on third parties to manufacture its products; the unpredictability of the duration and results of regulatory approval for our products; our dependence on our lead biotherapeutic agent, PROBACTRIX® and the uncertainty of its market acceptance; the possible impairment of, or inability to enforce, intellectual property rights and the subsequent costs of defending these rights; and the loss of key executives or consultants.

Litigation

We are subject to various legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. While the outcome of these claims cannot be predicted with certainty, management does not believe that the outcome of any of these legal matters will have a material adverse effect on our results of operations or financial position, except as follows:

On April 3, 2009, New York Health Care, Inc. (“NYHC”), the parent company of Biobalance and its directors were served with a shareholder derivative complaint seeking to set aside the Emerald Agreement entered into during the year ended December 31, 2008. This complaint was amended on July 7, 2009 to include Yitz Grossman as a defendant.  On January 21, 2010, the court dismissed the complaint with the right to re-plead, while the plaintiffs have filed a second amended complaint. On March 8, 2010, the plaintiffs in the derivative action from April 2009 re-filed the complaint naming the NYHC and BioBalance as nominal defendants.

In July 2010 the directors of NYHC, NYHC, and BioBalance were served on a continuation of the derivative complaint of March 2010 seeking an injunction preventing the Company from selling its intellectual property owned by Biobalance, LLC pursuant to a letter of intent entered into during June 2010. The injunction was not granted by the court to the plaintiffs. A stipulation to withdraw the matter has been has been approved by the court on December 5, 2011.

6.	Subsequent Events

The Company has evaluated all subsequent events from the date of the balance sheet through March 16, 2012, which represents the date these consolidated financial statements are available to be issued.